For Immediate Release:                        Contact:
February 13, 2007                             Dawn M. Robert, Investor Relations
                                              Galaxy Nutritional Foods, Inc.
                                              (407) 854-0433

              GALAXY NUTRITIONAL FOODS REPORTS STRONG THIRD QUARTER
                    PROFIT, AS EARNINGS TURNAROUND CONTINUES

   NET INCOME OF $726,184 COMPARES WITH PRIOR-YEAR NET LOSS OF ($11,754,981)

ORLANDO,  Florida  (February 13, 2007) Galaxy  Nutritional  Foods, Inc. (OTC BB:
GXYF), a leading developer and marketer of cheese alternative and dairy-related products, today reported improved operating results for the third quarter and first nine months of FY2007.

For the three months ended December 31, 2006, the Company reported net income of $726,184, or $0.03 per diluted share, on net sales of approximately $6.1 million. In the third quarter of the previous fiscal year, the Company reported a net loss of ($11,754,981), or ($0.59) per share, on net sales of approximately $9.1 million.

For the nine months ended December 31, 2006, the Company reported a net loss of ($54,681), or $0.00 per share, on net sales of approximately $20.7 million. Operating expenses during the first nine months of FY2007 included a previously disclosed final write-down of a non-recurring, non-cash reserve on a stockholder note receivable in the amount of $1,428,000. In addition, the Company incurred $327,827 in costs related to disposal and asset sale activities and $108,160 in non-cash stock-based compensation expense. Exclusive of these items, the Company would have reported income from operations of approximately $2.4 million in the nine months ended December 31, 2006.

In the nine months ended December 31, 2005, the Company reported a net loss of ($22,315,233), or ($1.14) per share, on net sales of approximately $29.4 million. Operating expenses in the first nine months of FY2006 included a previously disclosed write-down of a non-recurring, non-cash reserve on a stockholder note receivable in the amount of $9,129,343, expenses related to asset disposal, equipment impairment, and asset sale activities of $9,309,724, plus $923,513 in non-cash stock-based compensation expense. Exclusive of these items, the Company would have reported a loss from operations of approximately ($2.1 million) in the nine months ended December 31, 2005.

The Company generated EBITDA, as adjusted (a non-GAAP measure), of $2,608,181 (12.6% of net sales) in the first nine months of FY2007, compared with EBITDA, as adjusted, of a negative ($424,236) in the first nine months of FY2006 (see EBITDA table at end of this release for further Non-GAAP information).

"We are very pleased to report our third consecutive quarter of profitability, exclusive of the non-operating expenses noted above," stated Michael E. Broll, Chief Executive Officer of Galaxy Nutritional Foods, Inc. "Net income of
$726,184 in the third quarter of Fiscal 2007 was primarily driven by an improvement in gross margin to 44.0% of net sales, versus a gross margin of 20.8% in the prior-year quarter. The Company also reported an approximate $1.6 million improvement in operating cash flow through the first three quarters of Fiscal 2007 versus the same period last year."

"Lower sales during the first three quarters of Fiscal 2007, when compared with prior-year levels, primarily reflected the elimination of unprofitable and marginally profitable private label and Galaxy imitation sales," continued Broll. "Our focus on a brand-oriented sales and marketing strategy has allowed gross margins to improve significantly from prior-year levels. With profitability and positive operating cash flows having been restored, our strategic initiatives going forward will include a greater emphasis on sales and marketing activities and new product introductions that are designed to increase sales to existing customers and expand overall consumer awareness of Galaxy's `healthy alternative' food product lines. While fourth quarter sales will continue to trail year-earlier levels for the reasons mentioned above, we expect profitability to improve when compared with results in the fourth quarter of FY2006. "

CONFERENCE CALL AND WEBCAST INFORMATION

The Company will host an investor conference call today, February 13, 2007 at 11:00 a.m. Eastern Time. Shareholders and other interested parties may participate in the conference call by dialing 888-335-5539 (international/local participants dial 973-582-2857), and referencing the ID passcode 8414167, a few minutes before 11:00 a.m. EST. The call will also be broadcast live on the Internet at http://www.vcall.com/IC/CEPage.asp?ID=113747. A replay of the call
will      be      archived       until       February      21,      2007      at
http://www.vcall.com/IC/CEPage.asp?ID=113747.


About Galaxy Nutritional Foods, Inc.
Galaxy Nutritional Foods, Inc. (OTC BB: GXYF) develops and globally markets plant-based cheese and dairy alternatives, as well as processed organic cheese and cheese food to grocery and natural foods retailers, mass merchandisers and foodservice accounts. Veggie, the leading brand in the grocery cheese alternative category and the Company's top selling product group, is primarily merchandised in the produce section and provides calcium and protein without cholesterol, saturated fat or trans-fat. Other popular brands include: Rice, Veggy, Vegan, and Wholesome Valley. Galaxy Nutritional Foods, Inc. is dedicated to developing nutritious products to meet the taste and dietary needs of today's increasingly health conscious consumers. For more information, visit www.galaxyfoods.com.

Galaxy Nutritional Foods, Inc. is headquartered in Orlando, Florida, and its common stock is quoted on the OTC Bulletin Board under the symbol "GXYF".

Any statement of future expectations in this press release, including without limitation, as to future revenues, earnings and profitability, plans and objectives for future operations, future economic performance or expected operational developments, and all other statements regarding the future are "forward looking" statements within the meaning of the Private Securities Litigation Act of 1995. These forward looking statements are based on the Company's strategic plans and involve risks and uncertainties that may cause actual results to differ materially and adversely from these forward looking statements. Such risks and uncertainties include, without limitation: the Company's ability to execute its business strategy in a very competitive service and pricing environment; risks associated with the launch of new marketing campaigns; continued relations with and pricing dependence on third party suppliers; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release any
revisions  to  these   forward-   looking   statements  to  reflect   events  or
circumstances after the date hereof or to reflect unanticipated events or developments.

                          (Financial statements follow)

                         GALAXY NUTRITIONAL FOODS, INC.
                                 Balance Sheets
                                                           DECEMBER 31,     MARCH 31,
                                                              2006            2006
                                                          ------------    ------------
                                                           (unaudited)
                                  ASSETS
CURRENT ASSETS:
  Cash                                                        $321,432        $435,880
  Trade receivables, net                                     2,915,411       4,018,806
  Inventories                                                  340,474         273,528
  Prepaid expenses and other                                   282,115          70,717
                                                          ------------    ------------

         Total current assets                                3,859,432       4,798,931

PROPERTY AND EQUIPMENT, NET                                     96,404         226,349
ASSETS HELD FOR SALE                                              --            61,950
OTHER ASSETS                                                   113,880         162,840
                                                          ------------    ------------


         TOTAL                                              $4,069,716      $5,250,070
                                                          ============    ============

                  LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
  Secured borrowings                                        $1,173,777      $1,919,002
  Accounts payable                                           1,338,427       2,665,963
  Accrued disposal costs                                        49,733         480,404
  Accrued and other current liabilities                        352,078         542,811
  Related party notes payable                                2,673,544       2,273,021
  Current portion of accrued employment contracts              366,305         434,114
  Current portion of obligations under capital leases             --            20,231
                                                          ------------    ------------

         Total current liabilities                           5,953,864       8,335,546

ACCRUED EMPLOYMENT CONTRACTS, less current portion             288,585         559,677
OBLIGATIONS UNDER CAPITAL LEASES, less current portion            --            37,507
                                                          ------------    ------------

         Total liabilities                                   6,242,449       8,932,730
                                                          ------------    ------------

COMMITMENTS AND CONTINGENCIES                                     --              --

STOCKHOLDERS' DEFICIT:
  Common stock                                                 171,099         200,546
  Additional paid-in capital                                70,167,150      71,345,556
  Accumulated deficit                                      (72,510,982)    (72,456,301)
                                                          ------------    ------------

                                                            (2,172,733)       (910,199)
  Less:  Notes receivable arising from the exercise of
         stock options                                            --        (2,652,000)
        Treasury stock                                            --          (120,461)
                                                          ------------    ------------

         Total stockholders' deficit                        (2,172,733)     (3,682,660)
                                                          ------------    ------------

         TOTAL                                              $4,069,716      $5,250,070
                                                          ============    ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            Statements of Operations
                                   (UNAUDITED)

                                             THREE MONTHS ENDED               NINE MONTHS ENDED
                                                 DECEMBER 31,                    DECEMBER 31,
                                         ----------------------------    ----------------------------
                                             2006            2005            2006           2005
                                         ------------    ------------    ------------    ------------
NET SALES                                $  6,110,619    $  9,072,097      20,670,958    $ 29,361,475

COST OF GOODS SOLD                          3,417,232       7,182,502      12,450,194      22,582,708
                                         ------------    ------------    ------------    ------------
  Gross margin                              2,693,387       1,889,595       8,220,764       6,778,767
                                         ------------    ------------    ------------    ------------

OPERATING EXPENSES:
Selling                                       775,043       1,161,751       2,621,845       3,655,543
Delivery                                      217,431         544,665         643,714       1,886,214
General and administrative, including
  $10,000, $52,676, $108,160 and
  $923,513 non-cash compensation
  related to stock based transactions         639,030       1,394,599       2,496,658       3,999,362
Research and development                       47,345          75,961         134,128         256,055
Reserve on stockholder note receivable             --       9,129,343       1,428,000       9,129,343
Cost of disposal activities                   134,744         668,936         283,547       1,342,204
Impairment of equipment                            --              --              --       7,896,554
Loss on disposal of assets                     19,775          65,360          44,280          70,966
                                         ------------    ------------    ------------    ------------
  Total operating expenses                  1,833,368      13,040,615       7,652,172      28,236,241
                                         ------------    ------------    ------------    ------------

INCOME (LOSS) FROM OPERATIONS                 860,019     (11,151,020)        568,592     (21,457,474)
                                         ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE):
Interest expense                             (133,835)       (595,692)       (623,273)     (1,246,490)
Gain (loss) on fair value of warrants              --          (8,269)             --         388,731
                                         ------------    ------------    ------------    ------------
    Total other income (expense)             (133,835)       (603,961)       (623,273)       (857,759)
                                         ------------    ------------    ------------    ------------

NET INCOME (LOSS)                        $    726,184    $(11,754,981)   $    (54,681)   $(22,315,233)
                                         ============    ============    ============    ============


BASIC NET INCOME (LOSS) PER COMMON
  SHARE                                  $       0.04    $      (0.59)   $       0.00    $      (1.14)
                                         ============    ============    ============    ============

DILUTED NET INCOME (LOSS) PER COMMON
  SHARE                                  $       0.03    $      (0.59)   $       0.00    $      (1.14)
                                         ============    ============    ============    ============

                         GALAXY NUTRITIONAL FOODS, INC.
                            Statements of Cash Flows
                                   (UNAUDITED)


Nine months Ended December 31,                                        2006            2005
                                                                  ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                        $    (54,681)   $(22,315,233)
  Adjustments to reconcile net loss to net cash from (used in)
    operating activities:
      Depreciation and amortization                                    130,102       1,463,036
      Amortization of debt discount and financing costs                256,546         424,016
      Provision for promotional deductions and losses on trade
        receivables                                                   (253,150)      1,543,025
      Provision for loss on stockholder note receivable              1,428,000       9,129,343
      Loss on disposal and impairment of assets                         44,280       7,967,520
      Gain on fair value of warrants                                        --        (388,731)
      Non-cash compensation related to stock-based transactions        108,160         923,513
      (Increase) decrease in:
        Trade receivables                                            1,356,545      (2,331,397)
        Inventories                                                    (66,946)      3,245,797
        Prepaid expenses and other                                    (176,477)       (415,264)
      Increase (decrease) in:
        Accounts payable                                            (1,317,088)        487,749
        Accrued and other liabilities                                 (675,201)       (520,555)
                                                                  ------------    ------------

   NET CASH FROM (USED IN) OPERATING ACTIVITIES                        780,090        (787,181)
                                                                  ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                   (22,854)       (304,353)
  Proceeds from sale of equipment                                       45,455       8,747,075
  Decrease in other assets                                              34,923              --
                                                                  ------------    ------------

   NET CASH FROM (USED IN) INVESTING ACTIVITIES                         57,524       8,442,722
                                                                  ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings (payments) on secured borrowings                     (745,225)     (3,219,757)
  Borrowings on term notes payable                                   1,200,000       2,400,000
  Repayments on term notes payable                                  (1,200,000)     (8,241,985)
  Principal payments on capital lease obligations                      (62,826)       (194,428)
  Financing costs for long term debt                                  (144,011)       (288,697)
  Proceeds from issuance of common stock under employee stock
    purchase plan                                                           --          11,861
  Proceeds from exercise of common stock options                            --           2,879
  Proceeds from exercise of common stock warrants, net of costs             --       1,691,758
                                                                  ------------    ------------

   NET CASH FROM (USED IN) FINANCING ACTIVITIES                       (952,062)     (7,838,369)
                                                                  ------------    ------------

NET INCREASE (DECREASE) IN CASH                                       (114,448)       (182,828)

CASH, BEGINNING OF PERIOD                                              435,880         561,782
                                                                  ------------    ------------

CASH, END OF PERIOD                                               $    321,432    $    378,954
                                                                  ============    ============

                         GALAXY NUTRITIONAL FOODS, INC.
            EBITDA, as adjusted, (a non-GAAP measure) Reconciliation
                                   (Unaudited)

                                      THREE MONTHS ENDED              NINE MONTHS ENDED
                                          DECEMBER 31,                   DECEMBER 31,
                                      2006           2005             2006          2005
                                  ------------    ------------    ------------   ------------
NET SALES                         $  6,110,619   $  9,072,097    $ 20,670,958    $ 29,361,475
                                  ------------    ------------    ------------   ------------
NET LOSS                               726,184   $(11,754,981)   $    (54,681)   $(22,315,233)
  Plus:
Non-cash compensation expense           10,000         52,676         108,160         923,513
G&A expenses related to
strategic alternatives                      --        126,323          45,500         207,622
Reserve on stockholder note
receivable                                  --      9,129,343       1,428,000       9,129,343
Cost of disposal activities            134,744        668,936         283,547       1,342,204
Loss on disposal and impairment
   of assets                            19,775         65,360          44,280       7,967,520
(Gain)/loss on fair value of
  warrants                                  --          8,269              --        (388,731)
Interest expense                       133,835        595,692         623,273       1,246,490
Depreciation and amortization
  expense                               24,005        387,184         130,102       1,463,036
                                  ------------    ------------    ------------   ------------
    EBITDA, as adjusted              1,048,543       (721,198)      2,608,181        (424,236)
                                  ------------    ------------    ------------   ------------
     As a % of Net Sales                  17.2%          (7.9%)           12.6%          (1.4%)
                                  =============   =============   =============  ============

Footnote on non-GAAP Measures Presented Above

Management utilizes certain non-GAAP measures such as EBITDA, as adjusted, because it provides useful information to management and investors in order to accurately review the Company's current on-going operations and business trends related to its financial condition and results of operations. Additionally, these measures are key factors upon which the Company prepares its budgets and forecasts. In its determination of non-GAAP measures, management excludes the non-cash compensation related to stock-based compensation, G&A expenses related to strategic alternatives, the cost of disposal activities, impairment or loss on the sale of assets, and the reserve against a stockholder note receivable from its analysis of operating income because it believes that these items do not accurately reflect the Company's current on-going operations. With respect to non-cash compensation and fair value of warrants, they are calculated based on fluctuations in the Company's stock price which are outside the Company's control and typically do not reflect the Company's operations. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures reported by other companies.


                                       ###